UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2009
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois (Address of principal executive offices)		62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective on August 6, 2009, the Company’s Board approved amendments to Section 1.12 of the Company’s Bylaws making minor revisions to the procedures for stockholder action by written consent.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits  The following exhibit is filed herewith:
3(ii)	Bylaws, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: August 12, 2009	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

3(ii)	Bylaws, as amended	Filed Electronically